UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

Tutor Perini Corporation (the “Company”) expects to record an estimated non-cash, pre-tax charge to income (loss) from construction operations of approximately $84 million in the first quarter of 2023 as a result of an adverse decision from the U.S. Court of Appeals for the Second Circuit, involving a long-standing dispute regarding the renovation of the George Washington Bridge Bus Station (the “Project”), a mixed-use transit facility owned by the Port Authority of New York and New Jersey (the “Port Authority”). As previously disclosed in the Company’s prior Reports on Form 10-K and 10-Q, in 2013 Tutor Perini Building Corporation, a wholly owned subsidiary of the Company (“TPBC”), entered into a contract with the George Washington Bridge Bus Station Development Venture, LLC (the “Developer”) for the Project. The Project opened to the public in May 2017, and arbitration proceedings to address disputes between the Developer and TPBC commenced in August 2018.

As previously disclosed, in the arbitration, TPBC asserted claims for unpaid contract balance claims, the return of $29 million retained by the Developer in alleged damages, as well as extra work claims, pass-through claims and delay claims totaling more than $113 million. The Developer was seeking an additional $4.8 million in damages from TPBC beyond the $29 million it had withheld. In June 2019, the arbitration panel, as confirmed by the U.S. District Court in the Southern District of New York, issued a writ of attachment for $23 million of the $29 million discussed above. In October 2019, the Developer filed for bankruptcy protection in the Southern District of New York under Chapter 11 of the Bankruptcy Code. The filing for bankruptcy stayed the arbitration proceedings. In December 2019, TPBC filed a Proof of Claim in the amount of $113 million in the bankruptcy proceedings.

As previously disclosed, in June 2020, the Developer, secured lenders and the Port Authority reached a settlement of various disputes. As part of the settlement, the Port Authority waived “cure” provisions of its lease agreement with the Developer which requires construction costs be paid prior to any sale of the leasehold, the sole asset to be distributed in the bankruptcy. In August 2020, the bankruptcy court approved the settlement and denied TPBC’s claim that it was a third-party beneficiary under the lease agreement, thus denying TPBC’s ability to seek to be paid in the bankruptcy prior to any secured creditors. In August 2021, the U.S. District Court for the Southern District of New York denied TPBC’s appeal of the bankruptcy court’s decision to deny TPBC’s right to assert the “cure” to receive payment. In October 2021, the bankruptcy court converted the Developer’s bankruptcy case from a Chapter 11 reorganization to a Chapter 7 liquidation.

In its April 10, 2023 decision, the Second Circuit affirmed the bankruptcy court’s and district court’s denials of TPBC’s third-party beneficiary rights under the Project’s lease agreement’s “cure” provisions and concluded that TPBC’s claims were not otherwise entitled to priority treatment under the Bankruptcy Code and should therefore be treated as unsecured claims that are subordinate to the claims of the secured lenders in the Developer’s bankruptcy case.

The Company continues to believe that it is legally entitled to collect all or substantially all of the amounts previously accrued in respect of this Project from the Port Authority or from the individual managers of the Developer. As described in the Company’s most recent Annual Report on Form 10-K, the Company has separate, ongoing litigation proceedings through which it is continuing to pursue collection of these amounts. However, in light of the April 10, 2023 court decision, the Company concluded that consistent with applicable accounting standards it should record this charge in the first quarter of 2023 to reflect write-downs related to the costs and estimated earnings in excess of billings that the Company previously recorded to reflect its expected recovery with respect to the Project. As a result of this charge, the Company expects that it will report a loss from construction operations and negative earnings per share in the first quarter of 2023. When the Company announces its first quarter results, it expects to update its guidance for 2023 to take account of this charge, which was not contemplated by the guidance that the Company provided in March 2023.

Note Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the Company’s expectations about the future resolution of disputed amounts and future cash collections, and statements regarding estimates and anticipated future results or performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and estimates are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unfavorable outcomes of existing or future litigation or dispute resolution proceedings against clients (project owners, developers, general contractors, etc.), subcontractors or suppliers; the requirement to perform extra, or change order, work resulting in disputes or claims or adversely affecting our working capital, profits and cash flows; risks and other uncertainties associated with assumptions and estimates used to prepare financial statements; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 15, 2023 and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	April 21, 2023	By:	/s/ Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer

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